UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 5, 2006

                             Wellstone Filters Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-28161                 33-0619264
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(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)            File Number)          Identification No.)


 250 Crown Boulevard, Timberlake, North Carolina                  27583
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code    336-597-8300

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01. OTHER EVENTS

         On January 5, 2006, Wellstone Filters, Inc. (the "Company") issued a press release announcing that it had commenced shipping of its product in the United States. The full text of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


Exhibits:
99.1           Press Release, dated January 5, 2006.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WELLSTONE FILTERS, INC.




Date:  January 6, 2006                     By: /s/Learned Jeremiah Hand
                                              -------------------------
                                           Name:  Learned Jeremiah Hand
                                           Title:   Chief Executive Officer